                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report (Date of Earliest
                      Event Reported): December 20, 1995



                        CHIQUITA BRANDS INTERNATIONAL, INC.
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)


                New Jersey          1-1550        04-1923360
               ----------------   -------------  -------------
               (State or other     (Commission     (IRS Employer
               jurisdiction of      File Number)    Identification No.)
               incorporation)


                250 East Fifth Street, Cincinnati, Ohio  45202
           --------------------------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code:   (513) 784-8011

                   INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 3, 4, 5, 6 and 8 are not applicable and are omitted from this Report.

Item 2.  Acquisition or Disposition of Assets.

         On December 20, 1995, the Company completed the sale of its Meat Division to Smithfield Foods, Inc. ("Smithfield"). The Company sold all of the outstanding common stock of its wholly owned subsidiary, John Morrell & Co. ("Morrell"), which comprised the Meat Division, to Smithfield for a price of $58 million, which was determined in arms length negotiation with Smithfield. In connection with the transaction, Morrell retained all of the liabilities of the Meat Division. The purchase price consisted of $25 million in cash and a number of shares of Smithfield common stock having a value of $33 million, based on $30.157 per share, which represents the average trading price of Smithfield common stock for the 30 trading days prior to the second day prior to the closing. On December 20, 1995 the closing price for Smithfield common stock was $31.75 per share. As a result of the sale, the Company owns 1,094,273 shares (approximately 6.2%) of Smithfield's outstanding common stock. Morrell is engaged in the processing and marketing primarily of fresh pork and processed meat products and operates pork slaughtering and/or processing plants in Sioux Falls, South Dakota, Sioux City, Iowa, Great Bend, Kansas and other facilities in Cincinnati, Ohio and Chicago, Illinois.

         Reference is made to the condensed consolidated pro forma financial statements included in Item 7(b), the Stock Purchase Agreement dated December 20, 1995 between Smithfield and the Company, attached as Exhibit 7(c)2.1, and the Company's December 21, 1995 News Release reporting the sale, attached as
Exhibit 7(c)99.1.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)   Financial Statements of Businesses Acquired.

               Not Applicable.

         (b)   Pro Forma Financial Information.

         Chiquita Brands International, Inc. Pro Forma Condensed Consolidated Financial Statements (Unaudited)

         The following unaudited pro forma condensed consolidated statements of income reflect the Company's continuing results of operations after giving effect to the deconsolidation of the Meat Division's results of operations.
The following unaudited pro forma condensed consolidated balance sheet assumes the sale occurred on September 30, 1995.

                      CHIQUITA BRANDS INTERNATIONAL, INC.

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited)

                     Nine Months Ended September 30, 1995

                   (In thousands, except per share amounts)


                                                                            Pro Forma
                                                        As Reported       Adjustments        Pro Forma
                                                        -----------       -----------        ---------
Net sales                                                $3,064,962       $(1,094,169)      $1,970,793
                                                         ----------        ----------       ----------
Operating expenses
    Cost of sales                                         2,494,521        (1,013,306)       1,481,215
    Selling, general and
       administrative expenses                              314,140           (70,351)         243,789
    Depreciation                                             80,249            (6,185)          74,064
                                                         ----------        ----------       ----------
                                                          2,888,910        (1,089,842)       1,799,068
                                                         ----------        ----------       ----------
    Operating income                                        176,052            (4,327)         171,725
Interest income                                              22,694              (307)          22,387
Interest expense                                           (125,101)            1,308         (123,793)
Other income, net                                             1,022               (25)             997
                                                         ----------        ----------       ----------
Income before income taxes                                   74,667            (3,351)          71,316
Income taxes                                                (13,900)               --          (13,900)
                                                         ----------        ----------       ----------
Income from continuing operations                        $   60,767        $   (3,351)      $   57,416
                                                         ==========        ==========       ==========


Weighted average number of common
  shares outstanding                                         53,585                             53,585


Income from continuing operations
  per common share:
    -  Primary                                           $     1.02                         $      .96
    -  Fully diluted                                     $      .99                         $      .94

  See Note to Pro Forma Condensed Consolidated Financial Statements

                     CHIQUITA BRANDS INTERNATIONAL, INC.

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited)

                         Year Ended December 31, 1994

                   (In thousands, except per share amounts)

                                                                            Pro Forma
                                                        As Reported        Adjustment*       Pro Forma
                                                        -----------       -----------        ---------
Net sales                                                $3,961,720       $(1,455,894)      $2,505,826
                                                        -----------       -----------       ----------
Operating expenses
    Cost of sales                                         3,293,341        (1,297,162)       1,996,179
    Selling, general and
       administrative expenses                              442,780          (111,282)         331,498
    Depreciation                                            115,816            (8,852)         106,964
                                                        -----------       -----------       ----------
                                                          3,851,937        (1,417,296)       2,434,641
                                                        -----------       -----------       ----------
    Operating income                                        109,783           (38,598)          71,185
Interest income                                              22,967               (65)          22,902
Interest expense                                           (169,521)            2,057         (167,464)
Other income (expense), net                                   1,571               995            2,566
                                                        -----------       -----------       ----------
Loss before income taxes                                    (35,200)          (35,611)         (70,811)
Income taxes                                                (13,500)               --          (13,500)
                                                        -----------       -----------       ----------
Loss from continuing operations                          $  (48,700)      $   (35,611)*     $  (84,311)
                                                        ===========       ===========       ==========


Weighted average number of common
  shares outstanding                                         52,033                             52,033


Loss from continuing operations
  per common share:
    -  Primary                                           $    (1.07)                        $    (1.76)
    -  Fully diluted                                     $    (1.07)                        $    (1.76)

* Pro forma adjustments for 1994 include the elimination of a $10.2 million nonrecurring gain from the sale of the Meat Division's specialty meat operations.

    See Note to Pro Forma Condensed Consolidated Financial Statements

                     CHIQUITA BRANDS INTERNATIONAL, INC.

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited)

                         Year Ended December 31, 1993

                   (In thousands, except per share amounts)


                                                                            Pro Forma
                                                        As Reported       Adjustments        Pro Forma
                                                        -----------       -----------        ---------
Net sales                                                $4,082,637       $(1,549,712)      $2,532,925
                                                        -----------       -----------       ----------
Operating expenses
    Cost of sales                                         3,412,151        (1,418,599)       1,993,552
    Selling, general and administrative expenses            448,685          (115,751)         332,934
    Depreciation                                            111,598            (9,007)         102,591
                                                        -----------       -----------       ----------
                                                          3,972,434        (1,543,357)       2,429,077
                                                        -----------       -----------       ----------
    Operating income                                        110,203            (6,355)         103,848
Interest income                                              20,413               (36)          20,377
Interest expense                                           (174,112)            4,323         (169,789)
Other income (expense), net                                   4,415             2,068            6,483
                                                        -----------       -----------       ----------
Loss before income taxes                                    (39,081)               --          (39,081)
Income taxes                                                (12,000)               --          (12,000)
                                                        -----------       -----------       ----------
Loss from continuing operations                          $  (51,081)      $        --       $  (51,081)
                                                        ===========       ===========       ==========

Weighted average number of common
  shares outstanding                                         51,427                             51,427


Loss from continuing operations
  per common share:
    -  Primary                                             $   (.99)                           $  (.99)
    -  Fully diluted                                       $   (.99)                           $  (.99)


See Note to Pro Forma Condensed Consolidated Financial Statements

                     CHIQUITA BRANDS INTERNATIONAL, INC.

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited)

                         Year Ended December 31, 1992


                   (In thousands, except per share amounts)

                                                                            Pro Forma
                                                        As Reported       Adjustments        Pro Forma
                                                        -----------       -----------        ---------
Net sales                                                $4,468,046       $(1,744,796)      $2,723,250
                                                        -----------       -----------       ----------
Operating expenses
    Cost of sales                                         3,948,429        (1,639,004)       2,309,425
    Selling, general and
       administrative expenses                              486,397          (117,722)         368,675
    Depreciation                                             90,601           (10,163)          80,438
    Restructuring and reorganization                         96,400           (35,100)          61,300
                                                        -----------       -----------       ----------
                                                          4,621,827        (1,801,989)       2,819,838
                                                        -----------       -----------       ----------
    Operating loss                                         (153,781)           57,193          (96,588)
Interest income                                              43,356               (55)          43,301
Interest expense                                           (160,285)            5,249         (155,036)
Other income (expense), net                                  (8,330)              (55)          (8,385)
                                                        -----------       -----------       ----------
Loss before income taxes                                   (279,040)           62,332         (216,708)
Income taxes                                                 (5,000)               --           (5,000)
                                                        -----------       -----------       ----------
Loss from continuing operations                          $ (284,040)      $    62,332       $ (221,708)
                                                        ===========       ===========       ==========

Weighted average number of common
  shares outstanding                                         51,804                             51,804


Loss from continuing operations
  per common share:
    -  Primary                                           $    (5.48)                         $   (4.28)
    -  Fully diluted                                     $    (5.48)                         $   (4.28)

       See Note to Pro Forma Condensed Consolidated Financial Statements

                     CHIQUITA BRANDS INTERNATIONAL, INC.

          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

                              September 30, 1995

                     (In thousands, except share amounts)

                                                                            Pro Forma
                                                        As Reported       Adjustments        Pro Forma
                                                        -----------       -----------        ---------
ASSETS
Current Assets
    Cash and equivalents                                  $ 223,675          $ 25,000       $  248,675
    Trade receivables, net                                  278,505           (67,736)         210,769
    Other receivables, net                                   92,006            (6,043)          85,963
    Inventories                                             366,311           (53,828)         312,483
    Other current assets                                     34,568              (710)          33,858
                                                        -----------       -----------        ---------
       Total current assets                                 995,065          (103,317)         891,748

Restricted cash                                              69,530                --           69,530
Property, plant and equipment, net                        1,323,872           (55,567)       1,268,305
Investments and other assets                                335,286            22,364          357,650
Intangibles, net                                            160,641            (5,932)         154,709
                                                        -----------       -----------      -----------
       Total assets                                      $2,884,394         $(142,452)      $2,741,942
                                                        ===========       ===========      ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
    Notes and loans payable                               $ 133,596         $ (19,215)      $  114,381
    Long-term debt due within one year                       66,460              (230)          66,230
    Accounts payable                                        262,217           (41,106)         221,111
    Accrued liabilities                                     171,959           (32,165)         139,794
                                                        -----------       -----------      -----------
       Total current liabilities                            634,232           (92,716)         541,516

Long-term debt of parent company                            840,783                --          840,783
Long-term debt of subsidiaries                              479,523            (3,627)         475,896
Accrued pension and other
    employee benefits                                       119,334           (45,333)          74,001
Other liabilities                                           116,153              (776)         115,377
                                                        -----------       -----------      -----------
    Total liabilities                                     2,190,025          (142,452)       2,047,573
                                                        -----------       -----------      -----------
Shareholders' equity
    Preferred and preference stock                          138,369                --          138,369
    Capital stock, $.33 par value
       (53,807,078 shares)                                   17,936                --           17,936
    Other shareholders' equity                              538,064                --          538,064
                                                        -----------       -----------      -----------
       Total shareholders' equity                           694,369                 0          694,369
                                                        -----------       -----------      -----------
       Total liabilities and
       shareholders' equity                              $2,884,394         ($142,452)      $2,741,942
                                                        ===========       ===========      ===========


       See Note to Pro Forma Condensed Consolidated Financial Statements

                     CHIQUITA BRANDS INTERNATIONAL, INC.
        NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (Unaudited)

   On December 20, 1995, the Company completed the sale of its Meat Division to Smithfield Foods, Inc. ("Smithfield") for a price of approximately $60 million, consisting of $25 million in cash and approximately 1.1 million shares of Smithfield common stock. The pro forma condensed consolidated financial statements have been adjusted to reflect 1) the deconsolidation of the Meat Division, which will be reported as a discontinued operation in the Company's consolidated financial statements, and 2) the receipt of proceeds from the sale. No adjustments have been reflected in the financial statements for the assumed use of proceeds as the Company has not determined how the proceeds will be utilized.

Item 7. Financial Statements and Exhibits.
         ---------------------------------

         (c)   Exhibits.

         2.1 *Stock Purchase Agreement dated December 20, 1995 between Smithfield and the Company, filed as Exhibit 7.1 to Schedule 13D dated December 20, 1995 filed by the Company and certain other persons with respect to Smithfield common stock.

        99.1. News Release of the Company issued December 21, 1995.

---------------------------------------------
* Incorporated by reference.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 4, 1996             CHIQUITA BRANDS INTERNATIONAL, INC.


                                  By /s/ William A. Tsacalis
                                     -----------------------
                                     William A. Tsacalis
                                     Vice President and Controller